UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Company Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
  ☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
  ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 28, 2010, Peregrine Pharmaceuticals, Inc. issued a press release announcing new clinical trial data results from a Phase II trial evaluating bavituximab in combination with docetaxel in refractory patients with advanced breast cancer.

A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)          Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                      Description

99.1                      Press Release issued May 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: May 28, 2010	By:	/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number                                Description

99.1	Press Release issued May 28, 2010